UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2006

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



         Delaware                      0-26224                    51-0317849
(State or other jurisdiction of (Commission File Number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 3, 2006, wholly owned subsidiaries of Integra LifeSciences Holdings Corporation (the "Company") completed the acquisition of the assets of the Radionics Division of Tyco Healthcare Group LP from Tyco Healthcare Group LP and Sherwood Services, AG.

The total purchase price for the assets was $80,000,000 less (i) $2,176,635, which represents the provision for sales returns and allowances, including rebates and product returns, the provision for product warranty claims, and the amount of deferred revenues, each as of the closing date, less (ii) $2,128,279, which represents the value of the inventory located in certain facilities of the sellers less (iii) $1,200,000 to compensate for the value of certain accommodations on pricing of goods to be distributed by Tyco affiliates. The purchase price will also be subject to adjustment based upon a physical inventory to be conducted after the closing date.

The buyers assumed Tyco's lease on the Radionics facility in Burlington Massachusetts and entered into transitional supply and distribution agreements with Tyco Healthcare Group LP for products currently manufactured at Tyco facilities not included in the transaction. The transitional supply agreement provides for the manufacture of certain ultrasonic aspirator products and peripherals and certain other products for a period of up to two years. The transitional distribution agreement provides for the distribution of acquired product lines in certain international markets by affiliates of Tyco for periods ranging from three months to approximately 12 months after the closing date.

The buyers made an offer of employment to approximately 135 employees of the sellers working in the business relating to the purchased assets. The buyers also assumed certain liabilities from the sellers relating to the assets they are purchasing, including certain employment agreements.

Other than in respect of the acquisition, there is no material relationship between the Company (or any of its affiliates) and Tyco Healthcare Group LP and Sherwood Services, AG.

A copy of the press release issued by the Company announcing closing of the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)      Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(c) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

99.1             Press release issued March 5, 2006



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

           Date: March 8, 2006         By: /s/ Stuart M. Essig
                                           -----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer




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                                 Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

99.1             Press release issued March 5, 2006